SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

DATE OF REPORT: FEBRUARY 13, 2002

(Date of earliest event reported)

H.T.E., INC.

(Exact name of registrant as specified in its charter)

FLORIDA	0-22657	59-2133858

(State or other jurisdiction of	(Commission File	(IRS Employer

incorporation or organization)	Number)	Identification No.)

1000 BUSINESS CENTER DRIVE

LAKE MARY, FLORIDA 32746
(Address of principal executive offices, zip code)

(407) 304-3235

(Registrant’s telephone number, including area code)

ITEM 5. OTHER EVENTS.
ITEM 7. EXHIBITS.
February 13, 2002 Press Release

ITEM 5. OTHER EVENTS.

On February 13, 2002 HTE, Inc. issued the press release attached hereto as Exhibit 99.1.

ITEM 7. EXHIBITS.

Exhibit No.	Item

99.1	Press Release dated February 13, 2002.

     Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

H.T.E., INC. (Registrant)

Date: February 13, 2002.	By:	/s/ L. A. Gornto, Jr. L. A. Gornto, Jr. Executive Vice President, Secretary and General Counsel

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